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                                                         SEC File Nos. 033-02610
                                                                       811-04550


                               THE MAINSTAY FUNDS

                        Supplement dated October 6, 2004
         to the Statement of Additional Information dated March 1, 2004

This Supplement updates certain information contained in the above dated Statement of Additional Information ("SAI") of The MainStay Funds ("Trust"). You may obtain a copy of the Prospectus or the Trust's Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-MAINSTAY (1-800-624-6782), by visiting the Trust's website at www.mainstayfunds.com, or by writing to NYLIFE Distributors LLC, attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

1. The second paragraph in the section entitled "MAP Fund" on page 6 of the SAI is deleted and replaced in its entirety with the following:

         The Fund restricts its investment in foreign securities to no more than 10% of the Fund's total net assets. Securities of foreign issuers that are represented by American Depositary Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purpose of this limitation.

2. The section entitled "Securities of Other Investment Companies" on page 49 of the SAI is deleted and replaced in its entirety with the following:

         Securities of Other Investment Companies

         Each Fund may invest in securities of other investment companies, subject to limitations prescribed by the 1940 Act and any applicable investment restrictions described in the Fund's prospectus and SAI. Among other things, the 1940 Act limitations prohibit a Fund from (1) acquiring more than 3% of the voting shares of an investment company, (2) investing more than 5% of the Fund's total assets in securities of any one investment company, and (3) investing more than 10% of the Fund's total assets in securities of all investment companies. Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which the Fund invests in addition to the fees and expenses each Fund bears directly in connection with its own operations. These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve duplicative management and advisory fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value per share. Others are continuously offered at net asset value per share, but may also be traded in the secondary market.
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         Exchange Traded Funds

         To the extent the Funds may invest in securities of other investment companies, each Fund may invest in shares of exchange traded funds ("ETFs"). ETFs are investment companies that trade like stocks. Like stocks, shares of ETFs are not traded at net asset value, but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of stocks. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly. A portfolio manager may from time to time invest in ETFs, primarily as a means of gaining exposure for the portfolio to the equity market without investing in individual common stocks, particularly in the context of managing cash flows into the Fund.
(See also "Securities of Other Investment Companies.")

3. The last paragraph under the section entitled, "Mid Cap Value Fund," on page 6 of the SAI is hereby replaced with the following:

                  In order to meet the Fund's investment objective, the Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies and seeks to invest primarily in equities that are deemed to be undervalued.

4. The following sentence is added following the last sentence of the section entitled, "General Information," on page 83 of the SAI:

         Financial intermediaries may not offer all share classes of a Fund. If the share class that is most economical for you, given your individual financial circumstances and goals, is not offered through your financial intermediary and you are otherwise eligible to invest in that share class, you can open an account and invest directly with the Fund by submitting an application form to MSS.

5. The following sentence is added following the first sentence of the section entitled, "Redemption Fee," on page 90 of the SAI:

         Effective August 1, 2004, the High Yield Corporate Bond Fund imposes a redemption fee of 2.00% of the total redemption amount (calculated at market value), on redemptions (including exchanges) of Fund shares made within 60 days of purchase.

6. The paragraph under the section entitled, "Independent Accountants," on page 119 of the SAI is hereby replaced with the following:

                  KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103-2499, has been selected as independent public accountants for the Trust. KPMG LLP examines the financial statements of the Funds and provides other audit, tax, and related services as pre-approved by the Audit Committee.



        Please Retain This Supplement For Your Future Reference






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